Other Non-Current Liabilities - Schedule of Other Non-Current Liabilities (Details) - USD ($) $ in Thousands		Jun. 30, 2025	Dec. 31, 2024
Other Non-Current Liabilities [Abstract]
Amounts due to landlord for Lease Termination	[1]	$ 500
Total		$ 500

[1]	On July 15, 2024, Art Block Investors, LLC filed an unlawful detainer action against NewSchool in the San Diego Superior Court, seeking possession of the premises and $2.26 million in unpaid rent and common area maintenance fees.